SUPPLEMENT DATED JULY 15, 2002
                         TO THE JOINT PROXY STATEMENT OF
                MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
          AND THE PROSPECTUS OF MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                             DATED FEBRUARY 9, 2002



     Merrill Lynch North Carolina Municipal Bond Fund (the "North Carolina Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust ("Municipal Series Trust"). The special meeting of shareholders of the North Carolina Fund, originally scheduled to be held on March 18, 2002, has been adjourned. The meeting is now scheduled to be held on July 24, 2002 at 12:30 p.m. at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey.

     The Board of Trustees of Municipal Series Trust and the Board of Directors of Merrill Lynch Municipal Bond Fund, Inc. ("Municipal Bond Fund") have approved an amendment to the Agreement and Plan of Reorganization, dated as of February 8, 2002, by and between Municipal Series Trust and Municipal Bond Fund. The amendment provides that if the Reorganization is approved with respect to the North Carolina Fund, holders of Class D shares of the North Carolina Fund will receive Class A shares of the National Portfolio of Municipal Bond Fund (the "National Portfolio") in that Reorganization instead of Class D shares of the National Portfolio. Class D shares are not subject to a distribution fee but are subject to an ongoing account maintenance fee; however, Class A shares are not subject to any distribution or account maintenance fees. As a result of the amendment, Class D shareholders of the North Carolina Fund will not be subject to a higher account maintenance fee as shareholders of the National Portfolio after the Reorganization, and the separate vote of Class D shareholders of the North Carolina Fund is therefore no longer required for approval of that Fund's Reorganization. Approval of the Reorganization with respect to the North Carolina Fund, however, still requires the affirmative vote of two-thirds of the North Carolina Fund's outstanding Class A, Class B, Class C and Class D shares, voting together as a single class, and the affirmative vote of two-thirds of the North Carolina Fund's outstanding Class B and Class C shares, each voting separately as a class.

     Reference is made to the Joint Proxy Statement and Prospectus for more information about the Reorganization, including information about Municipal Bond Fund. Information about the annual operating expense ratio for Class A shares can be found in "Fee Table for Class A Shareholders" under the column headed "Pro Forma--Combined Fund" on pages 8-9.

     If you have any questions regarding the Reorganization, please contact Georgeson Shareholder at 1-866-515-0324.